Exhibit 10.20

English Translation
of License Agreement

Parties to the Agreement:

Party A: Fuxin Hengrui Tianyuan New Energy Co., Ltd.
Party B: Fuxin Hengrui Technology Co., Ltd.

Party A and Party B have, after mutual negotiation, entered into the following Agreement:

1.

Party A owns the following technologies;

A.

Technologies that have been granted patent:

a.

(title of the utility model: synfuel spray rod, Patent Registration No. ZL 2006 2 0168238.6)

b.

(title of the utility model: commutating blow down valve for inflamer, Patent Registration No. ZL 2006 2 0168237.1

B.

Technologies to which patent applications have been submitted to PRC Patent and Trademark Office:

a.

(title of the invention: preparation method for synfuel made from refinery coke and anthracite, Patent Application No. 200610134826.2)

b.

(title of the invention: commutating blow down valve for inflamer, Patent Application No. 200610134827.7)

c.

(title of the invention: synfuel spray rod, Patent Application No. 200610134828.1)

2.

Party A hereby grants Party B exclusive license for the use of all the technologies listed under Article 1 of this Agreement for no consideration. The term of the Agreement starts from the execution date of this Agreement until the expiration date of the patents or the date when Party A loses its proprietary rights to the technologies for reasons other than the expiration of patents.

3.

In case Party A assigns its technologies to any third party, Party B’s rights under Article 2 hereof shall not be affected.

4.

In case Party A’s patents or technologies infringe the rights of any third party that results in any losses to Party B, Party A shall indemnify Party B.

5.

The parties shall enter into separate agreements if Party A provides any consultation or technical support services to Party B.

6.

The Agreement becomes effective upon execution by both parties.

7.

This Agreement will be executed in two originals. The Parties will each hold one original. Each of the two originals should have equal legal effect.

Party A: Fuxin Hengrui Tianyuan New Energy Co., Ltd.
Legal Representative [SEAL]

Party B: Fuxin Hengrui Technology Co., Ltd.
Legal Representative [SEAL]

Date: August 27, 2008